UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 26, 2004
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-22444                     25-1710500
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(State or other                  (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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

Item 8.01 Other Events

On October 26, 2004, WVS Financial Corp. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share payable on November 18, 2004 to stockholders of record on November 8, 2004. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.


Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          Exhibit 99 - Press Release, dated October 26, 2004.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     WVS FINANCIAL CORP.



Dated:  October 26, 2004                             By: /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer




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